QUARTERLY REPORT
Syntax Stratified U.S. Total Market ETF
March 31, 2023

Syntax Stratified U.S. Total Market ETF
Schedule of Investments
March 31, 2023 (Unaudited)

Security Description	Shares	Value
EXCHANGE-TRADED FUNDS—100.0%
Syntax Stratified LargeCap ETF(a)	228,495	$14,998,663
Syntax Stratified MidCap ETF(a)	47,861	1,767,019
Syntax Stratified SmallCap ETF(a)	20,606	866,880
TOTAL INVESTMENTS—100.0% (Cost $17,439,528)		17,632,562
OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%*		7,245
NET ASSETS—100.0%		$17,639,807

(a)	Affiliated investment. The Fund's transactions and earnings are as follows:
Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2023	Shares as of March 31, 2023	Dividend Income	Net Capital Gain Distributions
Syntax Stratified Large Cap ETF	$10,227,667	$4,407,043	$—	$—	$363,953	$14,998,663	228,495	$—	$—
Syntax Stratified MidCap ETF	1,219,902	535,810	(42,556)	(6,623)	60,486	1,767,019	47,861	—	—
Syntax Stratified SmallCap ETF	603,858	268,157	(19,440)	(6,173)	20,478	866,880	20,606	—	—
Total	$12,051,427	$5,211,010	$(61,996)	$(12,796)	$444,917	$17,632,562	296,962	$—	$—

*	Amount shown represents less than 0.05% of net assets.

ETF=Exchange Traded Fund
The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2023.
Description	Level 1	Level 2	Level 3	Total
Syntax Stratified U.S. Total Market ETF
INVESTMENTS:
Exchange-Traded Funds	$17,632,562	$—	$—	$17,632,562
Total	$17,632,562	$—	$—	$17,632,562
ASSET TYPE	PERCENTAGE OF NET ASSETS
Large Cap ETF	85.1%
Mid Cap ETF	10.0
Small Cap ETF	4.9
Other Assets in Excess of Liabilities	0.0*
Total	100.0%

*	Amount shown represents less than 0.05% of net assets.

Syntax Stratified U.S. Total Market ETF
Notes to Schedule of Investments
March 31, 2023 (Unaudited)

Investment Valuation
The following methodologies are used to determine the market value or fair value of investments.
Market Value: Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
Fair Valuation: Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Quoted prices in active markets for identical investments
•	Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
The value of the Fund’s investments according to the fair value hierarchy as of March 31, 2023 is disclosed in the Fund’s respective Schedule of Investments.
Other information regarding the Fund is available on the Fund's website at www.syntaxadvisors.com as well as on the website of the Securities and Exchange Commission at www.sec.gov.
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